UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Cedar Ridge Unconstrained Credit Fund

(Investor Class: CRUPX)

(Institutional Class: CRUMX)

ANNUAL REPORT

OCTOBER 31, 2017

Cedar Ridge Unconstrained Credit Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder letter	1
Fund Performance	7
Schedule of Investments	8
Statement of Assets and Liabilities	19
Statement of Operations	21
Statements of Changes in Net Assets	22
Statement of Cash Flows	23
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Supplemental Information	36
Expense Example	38

This report and the financial statements contained herein are provided for the general information of the shareholders of the Cedar Ridge Unconstrained Credit Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.cedarridgepartners.com

CEDAR RIDGE PARTNERS, LLC
45 EAST PUTNAM AVENUE, SUITE 124 GREENWICH, CONNECTICUT 06830 (203) 442-0080

Cedar Ridge Unconstrained Credit Fund

Annual Letter to Shareholders

October 31, 2017

We are pleased to report the performance of the Cedar Ridge Unconstrained Credit Fund (the “Fund”) during the 11 months ended October 31, 2017. The Fund generated total returns of 4.63% and 4.28% (5.06% and 4.67% annualized) for Institutional and Investor shares respectively (CRUMX/CRUPX). The Fund outperformed its benchmark Bloomberg Barclays US Aggregate Index, which returned 3.35% (3.65% annualized) during the period. The Fund’s performance was driven by positive contributions from long positions in US municipal bonds, corporate bonds and preferred securities. These gains were partially offset by the drag from short positions in certain corporate bonds and US Treasuries.

The uncorrelated nature of our performance as evidenced by the following statistics:

Correlation Analysis (CRUMX) 11/30/16- 10/31/17

S&P 500 Index (SPX)	0.15
Bloomberg Barclays US Aggregate TR Value Unhedged	-0.30
Bloomberg Barclays US Corp HY TR Index	0.12
Bloomberg Barclays Muni HY TR Index	0.17

*Source: Bloomberg Analytics, calculated using daily data

As a long/short credit strategy we consider many factors in the construction and day-to-day management of the Fund. These include:

•	Our overall macroeconomic view considering current location in the business cycle
•	Federal Reserve and other central bank interest rate policies
•	Technical supply/demand characteristics in both the municipal and corporate debt markets
•	Domestic fiscal and regulatory policies (including tax policy) that affect our core markets
•	Specific credit opportunities and risks in our focus municipal and U.S. corporate credit markets.

•	Below we review Fund’s recent performance and our management strategy.

Market and Fund Performance Commentary. Beginning in November, 2016, the fixed income markets experienced a significant downdraft, followed by a combination of equity and credit market rallies, relative rates stability, and meaningful yield curve flattening. Post the surprising Trump presidential victory rates on US Treasuries jumped higher, with the UST 30-year yield up 56 basis points, UST 10-year yield up 74 basis points, and UST 5-year yield up 76 basis points from Election Day to year end 2016. Along with the rise in rates, the municipal and corporate markets performed poorly. While equity-sensitive high yield credit performed relatively well, investment grade credit was weak and both high yield and investment grade municipal markets saw significant drawdowns. By some measures the selloff in high yield municipal bonds matched some of the worst market periods we have seen since 2008. This selloff proved to be a buying opportunity. High yield municipals recovered from the December 2016 lows, producing positive returns during the next 10-month period. As for rates, not only did rates rise but this post-election move began a curve flattening process that continued the entire fiscal year ending October 31, 2017. Throughout the year the Federal Reserve raised its benchmark Fed Funds rate target three times, which put upward pressure on rates at the short end of the curve, while longer rates stabilized after the post-election jump.

Rates and Yield Curves
US Treasury Rates*

Absolute Yields	10/31/2016	12/31/2016	10/31/2017	YoY Changes
2yr UST	0.84%	1.19%	1.60%	0.76%
5yr UST	1.31%	1.93%	2.02%	0.71%
10yr UST	1.83%	2.45%	2.38%	0.55%
30yr UST	2.58%	3.07%	2.88%	0.30%

Yield Curves, Spreads
2yr-10yr	0.98	1.25	0.78	-0.20
5yr-10yr	0.52	0.56	0.36	-0.16

2yr-30yr	1.74	1.88	1.28	-0.46
5yr-30yr	1.27	1.14	0.86	-0.41

*Data source Bloomberg Markets

Post-Election Index Total Returns

	11/8/16 - 12/1/16	12/1/16 - 10/31/17

Bloomberg Barclays US Aggregate Index	-2.62%	3.75%
Bloomberg Barclays US High Yield Index	-0.10%	9.45%
Bloomberg Barclays Muni Index	-4.30%	6.57%
Bloomberg Barclays HY Muni Index	-6.12%	10.10%
S&P 500 Index	2.59%	19.63%

*Data source Bloomberg Markets

During the year we generally managed the portfolio on a “defensive” basis. Given our concerns with the macro economic landscape and the specifics of US domestic policy dysfunction, we have tended to utilize less leverage, opted for liquidity over yield, and maintained an overall shorter duration for the portfolio. By managing the portfolio on this basis, we have been able to run a “less hedged” book, reducing our volatility and relying on our short corporate bond positions rather than our typical rates hedging through short exposure to the US Treasury market.

Municipal Market Commentary. Following the November 2016 Presidential election municipal bonds experienced a significant sell off resulting in bonds trading at or near the lowest relative valuations since the financial crisis. The 30-year Municipal Market Data Index (MMD Index) ended October 2017 at 2.83% down from 3.05% to start the year. Where the 30-year “AAA” Municipal/ UST ratio ended 2016 at 99.67%, the municipal market’s performance caused the ratio to end October 2017 at 98.60%. In 10-years, the ratio stood at 84.81% versus 95.49% at year-end 2016.

From a technical perspective the first three quarters of 2017 can be described as manageable and moderate in terms of both new issue municipal supply and demand measured by tax-exempt mutual fund flows. New issue volume totaled $346.7 billion from November 30, 2016 to October 31, 2017. With the exception of January 2017, monthly issuance this calendar year has lagged 2016 activity significantly. Through October 31st total issuance in 2017 is approximately 21% less than the same period in 2016. However we note that issuance in November 2017 was up over 10% compared to November 2016, as potential restrictions on the issuance of tax-exempt private activity and advance refunding bonds in proposed tax reform legislation has prompted issuers to accelerate issuance forward to this calendar year to beat a December 31st deadline. At this writing, the Bloomberg 30 day visible supply for new municipal issuance stands at a lofty $26.8 billion. So far, the market has readily absorbed this increased supply, albeit with some interest rate level adjustments. From November 30, 2016 to October 31, 2017 Lipper reported aggregate inflows to tax-exempt mutual funds of $3.4 billion. For calendar year 2017 Lipper reported inflows totaling only $15.2 billion through October 31st compared to $52.4 billion for the same period in 2016.

From a credit perspective we have continued to include positions in tobacco settlement bonds, various surface transportation and airport credits as well as selected project finance opportunities. Our trade in Chicago Board of Education bonds performed well as Illinois’ long overdue budget actions had favorable impacts on the credit. With respect to Puerto Rico, our focus continues to be primarily on the two essential service provider credits, PREPA, the electric power authority and PRASA, the water and sewer authority. We have maintained that these two credits under most likely recovery scenarios represent compelling risk-adjusted total return opportunities. The bonds of the two monopoly service providers each contain security provisions and rate covenants that should enable reorganizations to take place at prices higher than where debt is currently marked. We note that the ultimate outcomes with respect to these credits remain uncertain. There are many competing interests --- economic and political. We are closely following metrics related to the specific subject credits as well as overall demographic and economic factors that provide clues to the overall future of the Commonwealth.

Corporate Credit Market Commentary. In spite of spread volatility, the corporate credit markets had positive performance overall during FY 2017, with the Bloomberg-Barclay’s US Aggregate and US High Yield Indices up 3.35% and 9.44% respectively. Clearly, and predictably, the high yield market has benefited from many of the same factors that have also driven rising stock markets – improved consumer and business confidence, rising employment, reduced regulation, and optimism around tax reform.

Tax reform, if enacted, has the potential to create meaningful winners and losers. Investment grade companies sitting on $1.9 trillion of overseas cash may repatriate if favorable rates are enacted. However, if the cash that is repatriated is used for good (capital investment, strategic accretive acquisitions) or bad (special dividends, share repurchases, ill-conceived acquisitions) would determine if a company’s creditworthiness has improved or deteriorated. Also, lower corporate tax rates in general should increase after-tax income, all else being equal. For more highly-leveraged companies, if limitations on deductibility of interest expense are imposed (30% of EBIT or EBITDA, as currently proposed), this will harm many companies and reduce cash flow. However, many companies on the lower end of the credit spectrum are unprofitable or have Net Operating Losses (NOL’s) and therefore pay no income taxes anyway, so a limitation on interest deduction might have no impact.

According to EPFR, from November 30, 2016 to October 31, 2017, fund flows for US Investment Grade and US High Yield funds were a positive $288.2 billion and a positive $369 million, respectively. New issuance of investment grade corporate bonds was $1.22 trillion, ahead of the record levels of 2016. High Yield new issuance was $250.3 billion, also ahead of the comparable prior period, as improved sentiment and recovery in energy markets put the markets in a more receptive mood. S&P 500 companies are sitting on $1.9 trillion of cash, offering substantial potential firepower to be unleashed by repatriation and/or other measures through tax reform. Freeing up these resources could inspire confidence for companies to ratchet-up capital expenditures and/or motivate mergers and acquisitions.

Investment grade spreads are at recent cycle tights and not far away from their all-time lows of 2005. Non-financial investment grade company leverage of 3.1x is above the 2009 cycle highs, and while energy company leverage has declined from the 2015 peak, ex-energy leverage is steadily rising. Recent revenues and earnings were the strongest they have been in several years and exceeded expectations; we shall see if 2018 can meet or exceed lofty expectations. For the last several years, companies have continued to spend more cash on capex, M&A, dividends and share buybacks than they have earned in operating cash flow. Low market interest rates combined with tight credit spreads and a domestic corporate tax scheme that favors borrowings have allowed companies to fund this shortfall at historically low all-in borrowing costs, and without a meaningful change in rates, spreads and/or taxes, we fully expect this trend to continue. There is $3.5 trillion of IG debt maturing over the next five years, so any increase in rates or hiccup in spreads may be exacerbated by issuance needs. Duration risk sits at an all-time high given the tenor profile and absolute low level of rates. For these reasons, we are cautious on investment grade credit spreads.

At October 31, 2017 high yield spreads were 16bps away from their cycle tights of +361bp in June 2014 and +136bp away from their 2007 tights. Corporate default rates declined earlier in the year from 7.9% at year-end 2016 to 3.8% and are now below the long term average of around 4.4%. At the same time, the distressed ratio has come down substantially from a peak of 27% in February 2016 to only 6% currently, with much of that remaining distressed debt concentrated specifically in the retail, energy, and wireline telecommunication sectors. The commodity sector default rate fell to 8.2% from a peak of 30.7% in November 2016, while the retail sector default rate has risen from 4.3% at the end of 2016 to 7.1%. While overall levels of leverage and cash flows have been relatively stable, this is masking a divergence where many sectors are improving while others are deteriorating significantly. This divergence provides long and short opportunities that are ripe for our picking and we think the current market in High Yield sets up quite well for our long/short credit strategy.

We believe the corporate credit markets continue to exhibit mid-to-late stage statistics and behavior. While this may continue for some time, we are positioning accordingly, continuing to identify long and short opportunities, run relatively low net exposures, seek asset coverage and downside protection in our long positions, and the opposite in our shorts, and find idiosyncratic and process-driven special situation investments that are less correlated with the broader markets.

Fixed-Income Market Outlook. As of this writing the US House and Senate have passed separate tax bills that contain provisions that will, if maintained, affect the municipal bond market. On balance, given that municipal bonds remain a “supply/ demand” driven market, certain provisions would likely reduce the amount of annual issuance by as much as 25-30%, while other provisions will likely have a positive impact on the demand side. Certain tax law changes, including the loss of the deductibility of state and local taxes and mortgage interest, will likely positively impact the demand for tax-advantaged investments, thereby having favorable impacts on municipal bond valuations. As a result of the potential provisions that may limit the future issuance of certain types of municipal bonds, the market is experiencing a spike in issuance volume as we near calendar year-end.

President Trump has nominated, and Congress has confirmed, Jerome Powell to replace Janet Yellen as the Chairman of the Federal Reserve. Mr. Powell has been a member of the Fed’s board of governors since 2012, and it is widely expected that he will be confirmed and the Fed will maintain its current course in raising interest rates and reducing its balance sheet as announced at the September meeting. It is also widely expected that the Fed’s next rate increase will take place at the Fed’s December meeting.

We will be closely monitoring the various currency, commodity, fixed-income and equity markets for any signs that may provide credit opportunities, either long or short, given the Fund’s “long/short credit” investing strategy.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice. Indexes shown are unmanaged and it is not possible to invest in an index directly. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risks and may change at any time.

Cedar Ridge Unconstrained Credit Fund

FUND PERFORMANCE at October 31, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Barclays Aggregate Bond Index. The performance graph above is shown for the Fund Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of October 31, 2017	1 Year	Since Inception	Inception Date
Investor Class	2.08%	4.30%	12/12/13
Institutional Class	2.33%	4.56%	12/12/13
Bloomberg Barclays Aggregate Bond Index	0.90%	3.13%	12/12/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 550-5090.

Gross and net expense ratios for Investor Class shares were 4.53% and 4.20%, respectively, for Institutional Class shares were 4.28% and 3.95%, respectively, which were the amounts stated in the current prospectus dated April 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses, exclusive of certain expenses, do not exceed 1.64% and 1.39% of the average daily net assets of Investor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until March 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee. Effective November 1, 2017, the Fund no longer charges a redemption fee.

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2017

Principal Amount		Value

	Bank Loans – 0.0%
$405,262	SquareTwo Financial Corp. 11.000%(US LIBOR+1,000 basis points), 5/24/2019[1,2,3,4,5]	$5,173

	Total Bank Loans (Cost $543,381)	5,173

Number of Shares

	Common Stocks – 0.5%
	Consumer Discretionary – 0.1%
6,978	CHC Group LLC*, 4, 6, 7	52,335

	Energy – 0.0%
341	Midstates Petroleum Co., Inc*, 7	5,200

	Utilities – 0.4%
17,125	Vistra Energy Corp.[7]	332,910

	Total Common Stocks (Cost $1,240,470)	390,445

Principal Amount

	Corporate Bonds – 36.5%
	Communications – 5.6%
$1,000,000	Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/2022[7,8]	1,035,000
1,500,000	Gogo, Inc. 3.750%, 3/1/2020[7,9]	1,323,750
500,000	Intelsat Jackson Holdings S.A. (Luxembourg) 7.250%, 10/15/2020[6,7,8]	481,100
290,000	Intelsat Luxembourg S.A. (Luxembourg) 7.750%, 6/1/2021[6,7,8]	181,794
1,000,000	LBI Media, Inc. 10.000%, 4/15/2019[7,8,10]	990,000
1,000,000	Lee Enterprises, Inc. 9.500%, 3/15/2022[7,8,10]	1,032,500
		5,044,144
	Consumer Discretionary – 7.8%
1,000,000	Allison Transmission, Inc. 5.000%, 10/1/2024[7,8,10]	1,042,500
500,000	Caesars Entertainment Resort Properties LLC 8.000%, 10/1/2020[7,8]	511,250
1,500,000	Gap, Inc. 5.950%, 4/12/2021[7,8]	1,620,417
	General Motors Co.
500,000	6.250%, 10/2/2043[7]	577,133
750,000	5.200%, 4/1/2045[7]	767,328

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	Corporate Bonds (Continued)
	Consumer Discretionary (Continued)
$1,000,000	Hertz Corp. 7.375%, 1/15/2021[7,8]	$1,002,500
1,500,000	Jo-Ann Stores Holdings, Inc. 9.750%, 10/15/2019[7,8,10]	1,468,125
		6,989,253
	Consumer Staples – 2.2%
1,000,000	Kroger Co. 2.950%, 11/1/2021[7,8]	1,014,390
1,000,000	Rite Aid Corp. 6.125%, 4/1/2023[7,8,10]	930,000
		1,944,390
	Energy – 10.6%
2,000,000	Andeavor 4.750%, 12/15/2023[7,8,10]	2,163,170
1,500,000	Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 4/15/2021[7,8]	1,468,125
1,000,000	CHC Group LLC / CHC Finance Ltd. (Cayman Islands) 0.000%, 10/1/2020*, 6, 7, 9	1,400,000
1,500,000	EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, 5/1/2020[7,8]	1,259,535
750,000	Midstates Petroleum Co., Inc. Escrow 0.000%, 6/1/2021*, 2, 3, 4, 7	—
1,000,000	NGPL PipeCo LLC 7.768%, 12/15/2037[7,10]	1,247,500
1,000,000	Niska Gas Storage Ltd. / Niska Gas Storage Canada Finance Corp. (Canada) 6.500%, 4/1/2019[6,7,8]	1,016,250
950,000	Transocean Proteus Ltd. (Cayman Islands) 6.250%, 12/1/2024[6,7,8,10]	996,312
		9,550,892
	Financials – 4.1%
1,000,000	Ally Financial, Inc. 8.000%, 11/1/2031[7]	1,322,500
1,000,000	Kimco Realty Corp. 4.250%, 4/1/2045[7,8]	964,905
1,500,000	Uniti Group Inc / CSL Capital LLC 8.250%, 10/15/2023[7,8]	1,443,750
		3,731,155
	Industrials – 1.3%
799,500	CEVA Group PLC (United Kingdom) 9.000%, 9/1/2020[6,7,8,10]	811,493

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	Corporate Bonds (Continued)
	Industrials (Continued)
$500,000	Eletson Holdings, Inc. (Liberia) 9.625%, 1/15/2022[6,7,8,10]	$353,750
		1,165,243
	Materials – 3.2%
1,500,000	CF Industries, Inc. 4.500%, 12/1/2026[7,10]	1,579,179
500,000	Kaiser Aluminum Corp. 5.875%, 5/15/2024[7,8]	538,125
750,000	Momentive Performance Materials, Inc. 3.880%, 10/24/2021[7,8]	780,000
		2,897,304
	Technology – 1.2%
1,000,000	Rackspace Hosting, Inc. 8.625%, 11/15/2024[7,8,10]	1,053,125

	Utilities – 0.5%
500,000	GenOn Americas Generation LLC 8.500%, 10/1/2021[7]	465,000
1,000,000	Texas Competitive Electric Holdings Co, LLC Escrow 0.000%, 10/1/2020*, 2, 7	5,000
		470,000
	Total Corporate Bonds (Cost $32,196,994)	32,845,506

	Municipal Bonds – 101.8%
	Airport – 9.8%
500,000	City of Houston TX Airport System Revenue 5.000%, 7/1/2029[7,8]	547,945
4,000,000	County of Clark Department of Aviation 0.940%, 7/1/2022[8,11]	4,000,000
2,275,000	New Jersey Economic Development Authority 5.250%, 9/15/2029[7,8]	2,490,829
1,650,000	New York Transportation Development Corp. 5.000%, 8/1/2021[7]	1,802,180
		8,840,954
	Build America Bonds – 3.8%
2,250,000	State of California 7.550%, 4/1/2039[7]	3,468,555

	Development – 23.4%
1,850,000	Brooklyn Arena Local Development Corp. 5.000%, 7/15/2042[7,8]	2,065,081

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	Municipal Bonds (Continued)
	Development (Continued)
$4,600,000	California Pollution Control Financing Authority 8.000%, 7/1/2039[7,8,10]	$5,074,904
1,000,000	Clayton County Development Authority 8.750%, 6/1/2029[7,8]	1,151,690
	Louisiana Local Government Environmental Facilities & Community Development Authority
1,300,000	6.750%, 11/1/2032[7,8]	1,300,000
1,000,000	6.500%, 11/1/2035[7,8]	1,127,790
2,235,000	Mississippi Development Bank 6.875%, 12/1/2040[7,8]	2,835,321
1,800,000	New York City Industrial Development Agency 7.000%, 3/1/2049[7,8]	1,933,866
	New York Liberty Development Corp.
1,350,000	5.250%, 10/1/2035	1,725,084
1,750,000	7.250%, 11/15/2044[7,8,10]	2,107,682
1,400,000	Ohio Water Development Authority 4.000%, 6/3/2019[7,11]	683,858
1,100,000	Parish of St. John the Baptist LA 5.125%, 6/1/2037[7,8]	1,103,245
		21,108,521
	Facilities – 0.6%
500,000	Territory of Guam 7.000%, 11/15/2039[7,8]	557,725

	General – 11.5%
700,000	Central Plains Energy Project 5.000%, 9/1/2042[7,8]	761,509
1,900,000	Dallas Performing Arts Cultural Facilities Corp. 0.920%, 9/1/2041[7,8,11]	1,900,000
	M-S-R Energy Authority
1,000,000	6.125%, 11/1/2029[7]	1,267,760
1,000,000	6.125%, 11/1/2029[7]	1,267,760
1,300,000	New York City Transitional Finance Authority Future Tax Secured Revenue 4.000%, 8/1/2044[7,8]	1,378,611
1,500,000	Public Authority for Colorado Energy 6.500%, 11/15/2038[7]	2,104,680
400,000	Puerto Rico Public Finance Corp. 5.500%, 8/1/2031*, 2, 7, 8	14,500
1,000,000	Texas Municipal Gas Acquisition & Supply Corp. I 6.250%, 12/15/2026[7]	1,223,580

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	Municipal Bonds (Continued)
	General (Continued)
$400,000	Texas Municipal Gas Acquisition & Supply Corp. III 5.000%, 12/15/2032[7,8]	$445,932
		10,364,332
	General Obligation – 2.2%
2,000,000	City of Chicago IL 5.432%, 1/1/2042[7]	1,958,460

	Higher Education – 0.3%
200,000	New York State Dormitory Authority 5.000%, 7/1/2031[7,8]	237,014

	Medical – 5.2%
500,000	Johnson City Health & Educational Facilities Board 6.500%, 7/1/2038[7,8]	547,550
2,000,000	Louisiana Public Facilities Authority 5.000%, 5/15/2046[7,8]	2,243,160
	Philadelphia Hospitals & Higher Education Facilities Authority
250,000	6.250%, 7/1/2023[7,8]	250,803
250,000	5.500%, 7/1/2026[7,8]	250,688
250,000	5.000%, 7/1/2034 [8]	277,262
1,000,000	Westchester County Local Development Corp. 5.000%, 11/1/2046[7,8]	1,083,310
		4,652,773
	Pollution – 0.7%
550,000	County of Lowndes MS 6.800%, 4/1/2022[7]	639,738

	Power – 3.1%
	Puerto Rico Electric Power Authority
4,090,000	5.250%, 7/1/2040*, 2, 7, 8	1,405,938
3,220,000	5.000%, 7/1/2042*, 2, 7, 8	1,106,875
775,000	7.000%, 7/1/2043*, 2, 7, 8	267,375
		2,780,188
	School District – 4.2%
	Chicago Board of Education
1,800,000	9.000%, 3/1/2032[7,8,11]	1,809,864
1,700,000	7.000%, 12/1/2044[7,8]	1,967,699
		3,777,563
	Tobacco Settlement – 16.1%
	Buckeye Tobacco Settlement Financing Authority
1,550,000	5.125%, 6/1/2024[7,8]	1,450,753
750,000	6.500%, 6/1/2047[7,8]	747,015

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	Municipal Bonds (Continued)
	Tobacco Settlement (Continued)
	Children's Trust Fund
$1,315,000	5.375%, 5/15/2033[7,8]	$1,299,299
13,000,000	0.000%, 5/15/2050*, 7, 8	1,452,880
15,000,000	District of Columbia Tobacco Settlement Financing Corp. 0.000%, 6/15/2046*, 7, 8	1,392,600
100,000	Erie Tobacco Asset Securitization Corp. 6.000%, 6/1/2028[7,8]	95,754
	Iowa Tobacco Settlement Authority
200,000	5.600%, 6/1/2034[7,8]	201,338
2,500,000	5.625%, 6/1/2046[7,8]	2,510,625
1,370,000	Michigan Tobacco Settlement Finance Authority 7.309%, 6/1/2034[7]	1,354,218
2,335,000	San Diego Tobacco Settlement Revenue Funding Corp. 7.125%, 6/1/2032[7]	2,651,369
1,400,000	Tobacco Settlement Financing Corp. 5.000%, 6/1/2041[7,8]	1,342,040
		14,497,891
	Transportation – 9.8%
400,000	Buffalo & Fort Erie Public Bridge Authority 5.000%, 1/1/2047[7,8]	458,832
1,650,000	Foothill-Eastern Transportation Corridor Agency 6.000%, 1/15/2049[7,8]	1,946,587
500,000	Kentucky Public Transportation Infrastructure Authority 5.750%, 7/1/2049[7,8]	557,590
900,000	North Texas Tollway Authority 5.000%, 1/1/2040[7,8]	1,012,050
	Texas Private Activity Bond Surface Transportation Corp.
500,000	7.000%, 12/31/2038[7,8]	588,370
1,290,000	7.000%, 6/30/2040[7,8]	1,455,933
530,000	6.750%, 6/30/2043[7,8]	613,745
	Virginia Small Business Financing Authority
800,000	5.000%, 7/1/2034[7,8]	863,784
1,200,000	5.500%, 1/1/2042[7,8]	1,327,404
		8,824,295
	Water – 11.1%
	County of Jefferson AL Sewer Revenue
1,100,000	0.00%, 10/1/2046*, 7, 8	910,646
2,500,000	6.500%, 10/1/2053[7,8]	2,982,725
850,000	County of Owen KY 6.250%, 6/1/2039[7,8]	903,576
1,000,000	Dominion Water & Sanitation District 5.750%, 12/1/2036[7,8]	1,045,250

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	Municipal Bonds (Continued)
	Water (Continued)
$2,000,000	New York City Water & Sewer System 0.930%, 6/15/2041[7,8,11]	$2,000,000
	Puerto Rico Commonwealth Aqueduct & Sewer Authority
1,955,000	5.750%, 7/1/2037[7,8]	1,248,756
1,400,000	5.250%, 7/1/2042[7,8]	889,000
		9,979,953
	Total Municipal Bonds (Cost $92,880,192)	91,687,962

Number of Shares

	Preferred Stocks – 1.6%
	Financials – 1.6%
50,000	American Homes 4 Rent 5.500%, N/A7, 8, 12, 13	1,418,500

	Total Preferred Stocks (Cost $1,328,786)	1,418,500

	Rights – 0.0%
17,126	Vistra Energy Corp.	15,414

	Total Rights (Cost $—)	15,414

	Warrants – 0.0%
	Energy – 0.0%
2,418	Midstates Petroleum Co., Inc.*, 3, 4, 7	—

	Total Warrants (Cost $—)	—

	Short-Term Investments – 15.1%
13,617,142	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 0.96%[14]	13,617,142

	Total Short-Term Investments (Cost $13,617,142)	13,617,142

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	Total Investments – 155.5% (Cost $141,806,965)	$139,980,142
	Liabilities in Excess of other assets – (55.5)%	(49,932,482)

	Total Net Assets – 100.0%	$90,047,660

	Securities Sold Short – (63.3)%
	Corporate Bonds – (21.5)%
	Communications – (6.8)%
$(500,000)	Altice Luxembourg S.A. (Luxembourg) 7.750%, 5/15/2022[6,8,10]	$(529,375)
	AT&T, Inc.
(500,000)	4.125%, 2/17/2026[8]	(513,073)
(1,000,000)	4.750%, 5/15/2046[8]	(943,275)
(1,000,000)	Netflix, Inc. 5.875%, 2/15/2025	(1,079,600)
(1,000,000)	T-Mobile USA, Inc. 6.125%, 1/15/2022[8]	(1,040,000)
(1,500,000)	Viacom, Inc. 4.250%, 9/1/2023[8]	(1,542,930)
(500,000)	Walt Disney Co. 1.850%, 7/30/2026	(457,341)
		(6,105,594)
	Consumer Discretionary – (4.8)%
(1,250,000)	Ford Motor Co. 4.750%, 1/15/2043	(1,235,425)
(1,000,000)	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.750%, 11/15/2021[8,10]	(1,067,500)
(1,000,000)	Kohl's Corp. 3.250%, 2/1/2023[8]	(984,494)
(1,000,000)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.500%, 3/1/2025[8,10]	(1,051,250)
		(4,338,669)
	Consumer Staples – (1.6)%
(1,000,000)	BI-LO LLC / BI-LO Finance Corp. 9.250%, 2/15/2019[8,10]	(912,500)
(500,000)	CVS Health Corp. 3.500%, 7/20/2022[8]	(515,395)
		(1,427,895)
	Financials – (2.8)%
(1,000,000)	Citigroup, Inc. 3.400%, 5/1/2026	(1,009,056)

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	Securities Sold Short (Continued)
	Corporate Bonds (Continued)
	FINANCIALS (Continued)
$(1,500,000)	Navient Corp. 5.875%, 10/25/2024	$(1,522,500)
		(2,531,556)
	Health Care – (1.1)%
(1,000,000)	LifePoint Health, Inc. 5.875%, 12/1/2023[8]	(1,027,700)

	INDUSTRIALS – (0.9)%
(750,000)	Caterpillar, Inc. 3.803%, 8/15/2042	(775,399)
	Materials – (1.7)%
(1,000,000)	INEOS Group Holdings S.A. (Luxembourg) 5.625%, 8/1/2024[6,8,10]	(1,040,000)
(500,000)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/2020[8]	(508,755)
		(1,548,755)
	Technology – (0.9)%
	Apple, Inc.
(250,000)	2.400%, 5/3/2023	(249,504)
(500,000)	4.450%, 5/6/2044	(557,342)
		(806,846)
	Utilities – (0.9)%
(750,000)	NRG Energy, Inc. 6.625%, 1/15/2027[8]	(798,750)

	Total Corporate Bonds (Proceeds $18,864,776)	(19,361,164)

	U.S. Treasury Securities – (41.8)%
(10,500,000)	United States Treasury Bond 3.000%, 2/15/2047	(10,762,909)
	United States Treasury Note
(7,000,000)	1.750%, 6/30/2022	(6,925,898)
(2,000,000)	2.250%, 1/31/2024	(2,009,688)
(10,000,000)	2.250%, 2/15/2027	(9,903,520)
(8,000,000)	2.375%, 5/15/2027	(8,003,752)

	Total U.S. Treasury Securities (Proceeds $37,810,136)	(37,605,767)

	Total Securities Sold Short (Proceeds $56,674,912)	$(56,966,931)

LP – Limited Partnership

PLC – Public Limited Company

Cedar Ridge Unconstrained Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

*	Non-income producing security.
[1]	Floating rate security.
[2]	Security is in default.
[3]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.00% of Net Assets. The total value of these securities is $5,173.
[4]	Illiquid security, represents 0.06% of Net Assets. The total value of these securities is $57,508.
[5]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[6]	Foreign security denominated in U.S. Dollars.
[7]	All or a portion of this security is segregated as collateral for securities sold short.
[8]	Callable.
[9]	Convertible security.
[10]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The absolute value of these securities is $25,450,865 which represents 28.26% of Net Assets.
[11]	Variable rate security.
[12]	Step rate security.
[13]	Perpetual security. Maturity date is not applicable.
[14]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund

SUMMARY OF INVESTMENTS

As of October 31, 2017

Security Type/Sector	Percent of Total Net Assets
Bank Loans	0.0%
Common Stocks
Utilities	0.4%
Consumer Discretionary	0.1%
Energy	0.0%
Total Common Stocks	0.5%
Corporate Bonds
Energy	10.6%
Consumer Discretionary	7.8%
Communications	5.6%
Financials	4.1%
Materials	3.2%
Consumer Staples	2.2%
Industrials	1.3%
Technology	1.2%
Utilities	0.5%
Total Corporate Bonds	36.5%
Municipal Bonds
Development	23.4%
Tobacco Settlement	16.1%
General	11.5%
Water	11.1%
Airport	9.8%
Transportation	9.8%
Medical	5.2%
School District	4.2%
Build America Bonds	3.8%
Power	3.1%
General Obligation	2.2%
Pollution	0.7%
Facilities	0.6%
Higher Education	0.3%
Total Municipal Bonds	101.8%
Preferred Stocks
Financials	1.6%
Total Preferred Stocks	1.6%
Rights	0.0%
Warrants
Energy	0.0%
Total Warrants	0.0%
Short-Term Investments	15.1%
Total Investments	155.5%
Liabilities in Excess of other assets	(55.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2017

Assets:
Investments, at value (cost $141,806,965)	$139,980,142
Cash deposited with brokers for securities sold short	7,484,984
Receivables:
Fund shares sold	50,906
Dividends and interest	2,256,733
Prepaid expenses	27,197
Total assets	149,799,962

Liabilities:
Securities sold short, at value (proceeds $56,674,912)	56,966,931
Payables:
Investment securities purchased	2,019,901
Fund shares redeemed	18,780
Advisory fees	60,515
Shareholder servicing fees (Note 7)	10,347
Distribution fees (Note 8)	4,785
Interest on securities sold short	505,869
Interest expense	93,861
Fund accounting fees	15,054
Auditing fees	15,019
Fund administration fees	10,977
Transfer agent fees and expenses	10,115
Trustees' deferred compensation (Note 3)	1,458
Custody fees	1,368
Chief Compliance Officer fees	1,041
Accrued other expenses	16,281
Total liabilities	59,752,302

Net Assets	$90,047,660

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund

STATEMENT OF ASSETS AND LIABILITIES – Continued

As of October 31, 2017

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$90,952,591
Accumulated net investment income	898,050
Accumulated net realized gain on investments and securities sold short	315,861
Net unrealized depreciation on:
Investments	(1,826,823)
Securities sold short	(292,019)
Net Assets	$90,047,660

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$22,963,920
Shares of beneficial interest issued and outstanding	2,137,490
Offering and redemption price per share	$10.74

Institutional Class Shares:
Net assets applicable to shares outstanding	$67,083,740
Shares of beneficial interest issued and outstanding	6,240,253
Offering and redemption price per share	$10.75

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund

STATEMENTS OF OPERATIONS

	For the Period December 1, 2016 through October 31, 2017*	For the Year Ended November 30, 2016
Investment Income:
Interest	$5,235,754	$3,860,217
Dividends	94,249	33,339
Total investment income	5,330,003	3,893,556

Expenses:
Interest on securities sold short	1,417,057	1,065,619
Advisory fees	834,408	620,457
Interest expense	887,643	507,453
Fund administration fees	100,998	80,930
Fund accounting fees	83,278	79,850
Shareholder servicing fees (Note 7)	81,442	64,108
Transfer agent fees and expenses	55,144	58,784
Distribution fees (Note 8)	48,224	30,691
Legal fees	41,865	30,155
Registration fees	36,713	48,073
Shareholder reporting fees	27,365	20,201
Custody fees	17,928	15,472
Auditing fees	15,018	14,999
Chief Compliance Officer fees	11,933	14,629
Miscellaneous	8,445	11,101
Trustees' fees and expenses	8,052	8,001
Insurance fees	4,295	1,998
Total expenses	3,679,808	2,672,521
Advisory fees waived	(166,929)	(206,323)
Net expenses	3,512,879	2,466,198
Net investment income	1,817,124	1,427,358

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short:
Net realized gain on:
Investments	274,405	1,166,743
Securities sold short	654,234	620,538
Net realized gain	928,639	1,787,281
Net change in unrealized appreciation/depreciation on:
Investments	2,446,393	(1,785,838)
Securities sold short	(1,539,241)	514,191
Net change in unrealized appreciation/depreciation	907,152	(1,271,647)
Net realized and unrealized gain on investments and securities sold short	1,835,791	515,634

Net Increase in Net Assets from Operations	$3,652,915	$1,942,992

*	Fiscal year end changed to October 31, effective October 17, 2017.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period December 1, 2016 through October 31, 2017*	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,817,124	$1,427,358	$1,226,321
Net realized gain (loss) on investments and securities sold short	928,639	1,787,281	(328,737)
Net change in unrealized appreciation/depreciation on investments and securities sold short	907,152	(1,271,647)	(2,165,787)
Net increase from payments by affiliates (Note 3)	-	-	43,783
Net increase (decrease) in net assets resulting from operations	3,652,915	1,942,992	(1,224,420)

Distributions to Shareholders:
From net investment income:
Investor Class	(477,115)	(236,066)	(141,610)
Institutional Class	(1,744,396)	(1,180,349)	(1,027,760)
Total from net investment income	(2,221,511)	(1,416,415)	(1,169,370)
From net realized gains:
Investor Class	(243,210)	-	-
Institutional Class	(765,395)	-	-
Total from net realized gains	(1,008,605)	-	-
Total distributions to shareholders	(3,230,116)	(1,416,415)	(1,169,370)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	9,613,454	15,334,038	6,007,320
Institutional Class	29,766,774	28,368,172	25,076,253
Reinvestment of distributions:
Investor Class	720,326	236,065	141,610
Institutional Class	2,464,491	1,166,644	1,015,750
Cost of shares redeemed:
Investor Class[1]	(5,647,231)	(2,936,390)	(6,189,194)
Institutional Class[2]	(23,054,406)	(17,025,698)	(13,955,518)
Net increase in net assets from capital transactions	13,863,408	25,142,831	12,096,221

Total increase in net assets	14,286,207	25,669,408	9,702,431

Net Assets:
Beginning of period	75,761,453	50,092,045	40,389,614
End of period	$90,047,660	$75,761,453	$50,092,045

Accumulated net investment income	$898,050	$468,005	$202,413

Capital Share Transactions:
Shares sold:
Investor Class	886,107	1,419,623	560,850
Institutional Class	2,748,104	2,627,397	2,315,474
Shares reinvested:
Investor Class	67,047	21,972	13,299
Institutional Class	229,181	108,918	95,573
Shares redeemed:
Investor Class	(521,160)	(273,063)	(580,904)
Institutional Class	(2,124,349)	(1,590,321)	(1,320,035)
Net increase in capital share transactions	1,284,930	2,314,526	1,084,257

*	Fiscal year end changed to October 31, effective October 17, 2017.
[1]	Net of redemption fee proceeds of $173, $55, and $2 respectively.
[2]	Net of redemption fee proceeds of $109, $1,422, and $1,864 respectively.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund

STATEMENT OF CASH FLOWS

For the Period December 1, 2016 through October 31, 2017

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$3,652,915
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(97,024,467)
Sales of long-term portfolio investments	76,638,376
Proceeds from securities sold short	50,411,258
Cover short securities	(37,972,837)
Purchases of short-term investments, net	(9,086,556)
Consent payment income received	8,000
Return of capital received	193,302
Cash used for corporate actions	(248,449)
Decrease in cash deposited with broker for securities sold short	2,607,784
Increase in dividends and interest receivable	(817,866)
Increase in prepaid expenses	(5,051)
Increase in investment securities purchased	2,019,901
Increase in advisory fees	14,154
Increase in interest on securities sold short	219,141
Increase in accrued expenses	50,818
Net amortization on investments	472,509
Net realized gain	(928,639)
Net change in unrealized appreciation/depreciation	(810,183)
Net cash used for operating activities	(10,605,890)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	39,374,146
Cost of shares redeemed	(28,722,957)
Dividends paid to shareholders, net of reinvestments	(45,299)
Net cash provided by financing activities	10,605,890

Cash:
Beginning of period	-
End of period	$-

Non cash financing activities not included herein consist of $3,184,817 of reinvested dividends.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period December 1, 2016 through October 31, 2017*	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Period December 12, 2013** through November 30, 2014

Net asset value, beginning of period	$10.68	$10.48	$10.93	$10.00
Income from Investment Operations:
Net investment income[1]	0.20	0.23	0.24	0.23
Net realized and unrealized gain (loss) on investments	0.25	0.21	(0.46)	0.84
Total from investment operations	0.45	0.44	(0.22)	1.07

Less Distributions:
From net investment income	(0.25)	(0.24)	(0.23)	(0.14)
From net realized gains	(0.14)	-	-	-
Total distributions	(0.39)	(0.24)	(0.23)	(0.14)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	-

Net asset value, end of period	$10.74	$10.68	$10.48	$10.93

Total return	4.28%[3]	4.17%	(2.04)%	10.68%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22,964	$18,206	$5,627	$5,943

Ratio of expenses to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived	4.60%[4,5]	4.51%[5]	4.08%[5]	4.12%[4,5]
After fees waived	4.40%[4,5]	4.18%[5]	3.72%[5]	3.08%[4,5]
Ratio of net investment income to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived	1.78%[4]	1.77%	1.86%	1.17%[4]
After fees waived	1.98%[4]	2.10%	2.22%	2.21%[4]

Portfolio turnover rate	69%[3]	70%	64%	95%[3]

*	Fiscal year end changed to October 31, effective October 17, 2017.
**	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 2.76% for the period December 1, 2016 through October 31, 2017, and by 2.54%, 2.08%, and 1.44% for the periods ended November 30, respectively.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period December 1, 2016 through October 31, 2017*	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Period December 12, 2013** through November 30, 2014

Net asset value, beginning of period	$10.68	$10.48	$10.93	$10.00
Income from Investment Operations:
Net investment income[1]	0.22	0.25	0.26	0.26
Net realized and unrealized gain (loss) on investments	0.27	0.21	(0.45)	0.82
Total from investment operations	0.49	0.46	(0.19)	1.08

Less Distributions:
From net investment income	(0.28)	(0.26)	(0.26)	(0.15)
From net realized gains	(0.14)	-	-	-
Total distributions	(0.42)	(0.26)	(0.26)	(0.15)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$10.75	$10.68	$10.48	$10.93

Total return	4.63%[3]	4.41%	(1.80)%	10.83%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$67,084	$57,555	$44,465	$34,447

Ratio of expenses to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived	4.35%[4,5]	4.26%[5]	3.83%[5]	3.87%[4,5]
After fees waived	4.15%[4,5]	3.93%[5]	3.47%[5]	2.83%[4,5]
Ratio of net investment income to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived	2.03%[4]	2.02%	2.11%	1.42%[4]
After fees waived	2.23%[4]	2.35%	2.47%	2.46%[4]

Portfolio turnover rate	69%[3]	70%	64%	95%[3]

*	Fiscal year end changed to October 31, effective October 17, 2017.
**	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 2.76% for the period December 1, 2016 through October 31, 2017, and by 2.54%, 2.08%, and 1.44% for the periods ended November 30, respectively.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

Note 1 – Organization

Cedar Ridge Unconstrained Credit Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation and income. The Fund commenced investment operations on December 12, 2013, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946

“Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Cedar Ridge Unconstrained Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

(c) Municipal Bonds

Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions for the Fund and the Trading Entities are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, the Fund may be required to maintain collateral in various forms. At October 31, 2017, such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also, in conjunction with the use of short sales, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At October 31, 2017, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

Cedar Ridge Unconstrained Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period December 13, 2013 (commencement of operations) through November 30, 2014 and as of and during the open years ended November 30, 2015-2016 and as of and during the period December 1, 2016 through October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Cedar Ridge Partners, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.64% of the average daily net assets of Investor Class shares of the Fund and 1.39% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until March 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees.

Cedar Ridge Unconstrained Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

For the period ended October 31, 2017, the Advisor waived a portion of its advisory fees totaling $166,929. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At October 31, 2017, the amount of these potentially recoverable expenses was $786,572. The Advisor may recapture all or a portion of this amount no later than the dates stated below:

November 30, 2017	$231,855
November 30, 2018	181,465
November 30, 2019	206,323
October 31, 2020	166,929
Total	$786,572

The “Net increase from payments by affiliates” in the Statements of Changes for the year ended November 30, 2015 represents an amount reimbursed from the Advisor for losses on transactions not meeting the investment guidelines for the Fund. The amount of the reimbursement had no impact to the Fund’s NAV.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, N.A. serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the period ended October 31, 2017, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees had adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or defer some or all payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period ended October 31, 2017, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At October 31, 2017, gross unrealized appreciation and depreciation on investments and securities sold short, based on cost for federal income tax purposes were as follows:

Cedar Ridge Unconstrained Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

Cost of investments	$85,147,461

Gross unrealized appreciation	$4,323,185
Gross unrealized depreciation	(6,457,435)
Net unrealized depreciation on investments	$(2,134,250)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended October 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 1,258	$ 834,432	$ (835,690)

As of October 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$329,386
Undistributed tax-exempt income	898,050
Undistributed long-term capital gains	1,883
Tax accumulated earnings	1,229,319

Accumulated capital and other losses	-
Unrealized depreciation on securities sold short	(292,019)
Unrealized depreciation on investments	(1,842,231)
Total accumulated deficit	$(904,931)

The tax character of the distribution paid during the period ended October 31, 2017 and the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

Distributions paid from:	2017	2016	2015
Ordinary income	$994,531	$121,528	$220,721
Net long-term capital gains	14,074	-	-
Total taxable distributions	$1,008,605	$121,528	$220,721

Tax-exempt distributions	2,221,511	1,294,887	948,649
Total distributions paid	$3,230,116	$1,416,415	$1,169,370

Cedar Ridge Unconstrained Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

Note 5 – Redemption Fee

Previously, the Fund may have imposed a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the period ended October 31, 2017 and for the years ended November 30, 2016, and November 30, 2015 the Fund received $282, $1,477, and $1,866, respectively, in redemption fees. Effective November 1, 2017, the Fund no longer charges a redemption fee.

Note 6 – Investment Transactions

For the period ended October 31, 2017, purchases and sales of investments, excluding short-term investments, were $97,024,467 and $76,638,376, respectively. Proceeds from securities sold short and cover short securities were $50,411,258 and $37,972,837, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period ended October 31, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the period ended October 31, 2017, distribution fees incurred with respect to Investor Class shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Cedar Ridge Unconstrained Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Bank Loans	$-	$-	$5,173	$5,173
Common Stocks
Consumer Discretionary	-	52,335	-	52,335
Energy	5,200	-	-	5,200
Utilities	332,910	-	-	332,910
Corporate Bonds
Communications	-	5,044,144	-	5,044,144
Consumer Discretionary	-	6,989,253	-	6,989,253
Consumer Staples	-	1,944,390	-	1,944,390
Energy	-	9,550,892	-	9,550,892
Financials	-	3,731,155	-	3,731,155
Industrials	-	1,165,243	-	1,165,243
Materials	-	2,897,304	-	2,897,304
Technology	-	1,053,125	-	1,053,125
Utilities	-	470,000	-	470,000
Municipal Bonds*	-	91,687,962	-	91,687,962
Preferred Stocks

Cedar Ridge Unconstrained Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

	Level 1	Level 2	Level 3	Total
Financials	1,418,500	-	-	1,418,500
Rights	-	15,414	-	15,414
Warrants	-	-	-	-
Short-Term Investments	13,617,142	-	-	13,617,142
Total Assets	$15,373,752	$124,601,217	$5,173	$139,980,142

Liabilities
Securities Sold Short
Corporate Bonds*	$-	$19,361,164	$-	$19,361,164
U.S. Treasury Securities	-	37,605,767	-	37,605,767
Total Liabilities	$-	$56,966,931	$-	$56,966,931

*	All municipal bonds and corporate bonds held short in the Fund are Level 2 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Beginning balance November 30, 2016	$436,384
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	53,717
Total unrealized appreciation/(depreciation)	27,832
Net purchases	-
Net sales	(56,250)
Payment-in-kind interest	21,317
Principal paydown	(284,525)
Return of capital distribution	(193,302)
Balance as of October 31, 2017	$5,173

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2017:

	Fair Value	Valuation	Unobservable	Impact to Valuation from an
	October 31, 2017	Methodologies	Input(1)	Increase in Input(2)
Bank Loans	$5,173	Fair Value Pricing	Adjusted by management to reflect current conditions	Increase
Corporate Bonds	-	Fair Value Pricing	Adjusted by management to reflect current conditions	Increase
Warrants	-	Fair Value Pricing	Adjusted by management to reflect current conditions	Increase

Cedar Ridge Unconstrained Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2017

(1)	The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a capital gains distribution to be paid, on November 29, 2017, to shareholders of record on November 28, 2017 and ordinary income distribution to be paid, on December 27, 2017, to shareholders of record on December 26, 2017 as follows:

	Long -Term Capital Gain	Short-Term Capital Gain	Income
Institutional Class	$0.00023	$0.03931	$0.15898
Investor Class	0.00023	0.03931	0.15254

Effective November 1, 2017 the redemption fee for each class in the Fund was removed. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Cedar Ridge Unconstrained Credit Fund and the

Board of Trustees of

Investment Managers Series Trust II

We have audited the accompanying statement of assets and liabilities of Cedar Ridge Unconstrained Credit Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of October 31, 2017 and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cedar Ridge Unconstrained Credit Fund as of October 31, 2017, and the results of its operations and cash flows for the year then ended, the changes in its net assets and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 29, 2017

Cedar Ridge Unconstrained Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the year ended October 31, 2017, 38.67% of the dividends paid from net investment income, including short-term capital gains (if any), for the Cedar Ridge Unconstrained Credit Fund is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended October 31, 2017, 38.67% of the dividends paid from net investment income, including short-term capital gains (if any), for the Cedar Ridge Unconstrained Credit Fund qualifies for the dividends received deduction available to corporate shareholders.

Other Tax Information

For Federal income tax purposes, the Cedar Ridge Unconstrained Credit Fund designates tax-exempt dividends of $2,221,511, or the amount determined to be necessary, for the year ended October 31, 2017.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 550-5090. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	1	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	1	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014).	1	Investment Managers Series Trust, a registered investment company (includes 69 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	1	Investment Managers Series Trust, a registered investment company (includes 69 portfolios).

Cedar Ridge Unconstrained Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years

Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management

(2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Cedar Ridge Unconstrained Credit Fund

EXPENSE EXAMPLE

For the Six Months Ended October 31, 2017

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Investor Class shares; and (2) ongoing costs, including management fees; distribution fees (Investor Class shares only) and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	05/1/17	10/31/17	05/1/17 – 10/31/17
Investor Class
Actual Performance	$ 1,000.00	$ 990.50	$ 22.00
Hypothetical (5% annual return before expenses)	1,000.00	1,003.10	22.14
Institutional Class
Actual Performance	1,000.00	991.70	20.76
Hypothetical (5% annual return before expenses)	1,000.00	1,004.36	20.89

*	Expenses are equal to the Fund’s annualized expense ratios of 4.38% and 4.13% for Investor Class and Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 184/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Cedar Ridge Unconstrained Credit Fund

A series of Investment Managers Series Trust II

Investment Advisor

Cedar Ridge Partners, LLC

45 East Putnam Avenue, Suite 124

Greenwich, Connecticut 06830

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Cedar Ridge Unconstrained Credit Fund - Investor Class	CRUPX	461 41T 208
Cedar Ridge Unconstrained Credit Fund - Institutional Class	CRUMX	461 41T 109

Privacy Principles of the Cedar Ridge Unconstrained Credit Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Cedar Ridge Unconstrained Credit Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (855) 550-5090 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (855) 550-5090 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (855) 550-5090. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (855) 550-5090.

Cedar Ridge Unconstrained Credit Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (855) 550-5090

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-550-5090.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader. The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2017	FYE 11/30/2016
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2017	FYE 11/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 9, 2017.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	1/9/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	1/9/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/9/2018